FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-79994

GAMCO INTERNATIONAL GROWTH FUND, INC. (the “Fund”)

Supplement dated August 25, 2014, to the Fund’s Statement of Additional Information (“SAI”) dated April 30, 2014

Effective immediately, the following is added to the end of the “Investment Advisory and Other Services” section on page 35:

“The Adviser has contractually agreed to waive its fees and reimburse, with respect to the Fund’s Class I shares’ expenses, to the extent necessary to maintain certain expense ratio caps (excluding brokerage, interest, tax, and extraordinary expenses) until at least April 30, 2016, and will not terminate the agreement before such date. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.”

Please retain this Supplement with your SAI for reference.